     As filed with the Securities and Exchange Commission on March 5, 1999

                                                           Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                               SL INDUSTRIES, INC.
             (Exact name of Registrant as Specified in its Charter)



       NEW JERSEY                                      21-0682685
(State of Incorporation)                  (I.R.S. Employer Identification No.)


SUITE 114-A, 520 FELLOWSHIP ROAD, MT. LAUREL, NJ               08054
(Address of Principal Executive Offices)                     (Zip Code)


                              SL INDUSTRIES, INC.,
                          1991 LONG TERM INCENTIVE PLAN
                            (Full Title of the Plan)

                             OWEN FARREN, PRESIDENT
                               SL INDUSTRIES, INC.
                        SUITE 114-A, 520 FELLOWSHIP ROAD
                          MT. LAUREL, NEW JERSEY 08054
                     (Name and Address of Agent for Service)



                                 (609) 727-1500
          (Telephone Number, including Area Code, of Agent for Service)



                                   Copies To:

                            SUSAN E. PENDERY, ESQUIRE
                               Dilworth Paxson LLP
                             3200 Mellon Bank Center
                               1735 Market Street
                             Philadelphia, PA 19103

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                                                 CALCULATION OF REGISTRATION FEE
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Title of                        Amount to be                Proposed                Proposed                Amount of
Securities to                   Registered                  Maximum                 Maximum                 Registra-
be Registered                   (1) (2) (3)                 Offering                Aggregate               tion Fee
                                                            Price per               Offering
                                                            Share (4)               Price (4)
----------------------------------------------------------------------------------------------------------------------------------
Common Stock,                   600,000 shs.                $12.5315                $7,518,900              $2,090.25
par value $.20
per share
----------------------------------------------------------------------------------------------------------------------------------

(1) A total of 500,000 shares issuable under the Registrant's 1991 Long Term Incentive Plan were previously registered under Registrant's Registration Statement on Form S-8 (No. 33-53274), for which a filing fee of $605.47 was previously paid in connection with the registration thereof, and a total of 422,650 shares issued under the Registrant's 1991 Long Term Incentive Plan were previously registered under the Registrant's Registration Statement on Form S-8 (No. 333-00269) for which a registration fee of $992.86 was previously paid in connection with the registration thereof.

(2) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), an indeterminate number of additional shares of Common Stock, which may become issuable pursuant to the anti-dilution provisions of the SL Industries, Inc., 1991 Long Term Incentive Plan, as amended, are also being registered hereunder.

(3) Consists of shares of Common Stock which may be sold upon the exercise of options which may hereafter be granted under the SL Industries, Inc., 1991 Long Term Incentive Plan, as amended.

(4) The proposed maximum aggregate offering price, calculated solely for the purpose of determining the registration fee, has been computed pursuant to Rule 457(h) under the Securities Act on the basis of the average of the high and low prices for a share of SL Industries, Inc. Common Stock on March 2, 1999 as reported in the New York Stock Exchange Consolidated Reporting System.

Pursuant to Rule 429 under the Securities Act, the prospectus relating to this Registration Statement also relates to shares issuable under Form S-8 Registration Statement Nos. 33-53274 and 333-00269.

           PART II. INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         Pursuant to General Instruction E, this Registration Statement on Form S-8 is filed for the purpose of registering an additional 600,000 shares of the Registrant's Common Stock under the Registrant's 1991 Long Term Incentive Plan, as amended. The Registration Statements on Form S-8 previously filed with Commission relating to the Registrant's 1991 Long Term Incentive Plan (No. 33-53274 and No. 333-00269) are incorporated herein by reference.

Item 8.           Exhibits.
-------           ---------
4.1               Certificate of Incorporation, as amended (previously
                  filed as Exhibit 3.1 to the Registrant's report on Form
                  10-K for the fiscal year ended July 31, 1998, and
                  incorporated herein by reference)

4.2 By-Laws, as amended (previously filed as Exhibit 3 to the Registrant's Reports on Form 10-Q for the quarters ended
                  October 31, 1994 and 1996, and incorporated herein by reference)

4.3 SL INDUSTRIES, INC., 1991 LONG TERM INCENTIVE PLAN, as amended (previously filed as Appendix to the Registrant's
                  Proxy Statement for its 1998 Annual Meeting held November
                  20, 1998, and incorporated herein by reference)

5 Opinion of Dilworth Paxson LLP, as to the legality of the securities being registered (filed herewith)

23.1              Consent of Dilworth Paxson LLP (contained in Exhibit 5)

23.2              Consent of Arthur Andersen LLP (filed herewith)

                                   SIGNATURES
                                   ----------

         The Registrant. Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the Township of Mt. Laurel, State of New Jersey, on March 5, 1999.

SL INDUSTRIES, INC.

By:      /s/ OWEN FARREN
         --------------------------
         Owen Farren, President and
         Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ OWEN FARREN                                   /s/ GEORGE R. HORNIG
--------------------------                        --------------------------
OWEN FARREN, Director,                            GEORGE R. HORNIG,
Chairman of the Board                             Director
President and Chief Executive                     Dated: March 5, 1999
Officer
Dated: March 5, 1999

/s/ DAVID R. NUZZO                                /s/ ROBERT J. SANATOR
------------------------------                    --------------------------
DAVID R. NUZZO, Vice President                    ROBERT J. SANATOR,
Finance and Administration and                    Director
Secretary (Chief Financial Officer)               Dated: March 5, 1999
Dated: March 5, 1999

/s/ JAMES E. MORRIS                               /s/ J. DWANE BAUMGARDNER
--------------------------                        --------------------------
JAMES E. MORRIS, Vice President,                  J. DWANE BAUMGARDNER,
Corporate Controller and Treasurer                Director
(Principal Accounting Officer)                    Dated: March 5, 1999
Dated: March 5, 1999

                                                  /s/ WALTER I. RICKARD
                                                  ---------------------------
                                                  WALTER I. RICKARD, Director
                                                  Dated: March 5, 1999

                               SL INDUSTRIES INC.
                               ------------------

          INDEX TO EXHIBITS FILED WITH FORM S-8 REGISTRATION STATEMENT

Exhibit No.                           Description
-----------                           -----------
4.1               Certificate of Incorporation, as amended (previously
                  filed as Exhibit 3.1 to the Registrant's report on Form
                  10-K for the fiscal year ended July 31, 1998, and
                  incorporated herein by reference)

4.2 By-Laws, as amended (previously filed as Exhibit 3 to the Registrant's Reports on Form 10-Q for the quarters ended
                  October 31, 1994 and 1996, and incorporated herein by reference)

4.3 SL INDUSTRIES, INC., 1991 LONG TERM INCENTIVE PLAN, as amended (previously filed as Appendix to the Registrant's
                  Proxy Statement for its 1998 Annual Meeting held November
                  20, 1998, and incorporated herein by reference)

5 Opinion of Dilworth Paxson LLP, as to the legality of the securities being registered (filed herewith)

23.1              Consent of Dilworth Paxson LLP (contained in Exhibit 5)

23.2              Consent of Arthur Andersen LLP (filed herewith)